Ex-10.1


                              ACQUISITION AGREEMENT

         This Agreement, entered into this 19th day of December, 2003, by, between and among Griffin Industries, Inc., a corporation organized under the laws of the State of Maryland (hereinafter the "Purchaser"), Global Funding Group, Inc. ("Global") and Bok Wong and To-Hon Lam ("the Perfisans Shareholders") and Perfisans Networks Corporation, an Ontario corporation (hereinafter the "Company").

                                   WITNESSETH:

         WHEREAS, Purchaser wishes to acquire, and Perfisans Shareholders are willing to exchange, all of the outstanding stock of the Company in exchange for common stock of the Purchaser;

         NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser, Global and the Perfisans Shareholders approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:

                                    ARTICLE I
                SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED

         1.01. On the closing date all of the shareholders of the Company shall transfer to Purchaser certificates for the number of shares of the common and Preferred stock of the Company (the "Perfisan Shares") described in Schedule "A" , attached hereto and incorporated herein, which in the aggregate shall represent all of the issued and outstanding shares of capital stock of the Company. Such certificates shall be duly endorsed in blank by all of the Company's shareholders or accompanied by duly executed stock powers in blank with signatures guaranteed. Alternatively, the shareholders may assign their rights to the Perfisan Shares if the shares have not been physically issued in the form of stock certificates, or if the certificates have been lost. In the event that a particular shareholder is not in possession of a stock certificate, he will complete a lost stock affidavit satisfactory to the Company.

         1.02. In exchange for the transfer of all of the capital stock of the Company pursuant to sub-section 1.a. hereof, Purchaser shall on the closing date and contemporaneously with such transfer of the capital stock of the Company to it by the shareholders, or rights thereto, issue and deliver to the shareholders an aggregate of 32,857,967 shares of common stock of the Purchaser (the "Griffin Shares") in the breakdown specified on Schedule "A" hereof, which number, along with an aggregate of 5,584,993 outstanding but unexercised options and warrants of the Company and 2,600,000 other shares being issued upon conversion of debt and a private stock sale shall be equal to 95% of Purchaser, on a fully diluted basis, at the time of closing. In the event that a shareholder does not possess a stock certificate representing the Perfisan Shares or has not executed a lost stock affidavit, the Griffin Shares in Schedule A will be issued but held by the Company pending satisfactory evidence of loss or presentment of the certificate.

         1.03. The parties intend that this acquisition and exchange of shares is to be a "tax free" exchange/transaction pursuant to Section 368(a)(1)(b) of the Internal Revenue Code of the United States.

                                   ARTICLE II
  REPRESENTATIONS AND WARRANTIES OF ALL OF THE COMPANY ON BEHALF OF ALL OF THE
                             COMPANY'S SHAREHOLDERS

         2.01 OWNERSHIP OF STOCK. The shareholders listed on Schedule A are the record owners and holders of the number of fully paid and non-assessable shares of the Company listed in Schedule "A" hereto as of the date hereof and will continue to own such shares of the stock of the Company until the delivery thereof to the Purchaser on the closing date and all such shares of stock are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability.

All exchanging shareholders will have full power and authority to assign and transfer their shares of the Company in accordance with the terms hereof.

         2.02 ACCREDITED STATUS. The Perfisans' Shareholders are accredited investors as that term is used under the Securities Act of 1933, as amended (the "Act"). As such, the Perfisans' Shareholders are experienced investors who are fully capable of determining the risks associated with this type of investment including, but not limited to, complete loss of their investment. Not more than 35 of the total shareholders identified on Schedule A hereto are not "accredited investors", as such term is defined under the Act.

                                   ARTICLE III
       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

         3.01 CAPITALIZATION Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the stock of the Company.

         3.02     ORGANIZATION AND AUTHORITY.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the province of Ontario, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

                  (b) The outstanding shares of the Company are legally and validly issued, fully paid and non-assessable.

                  (c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

                  (d) The minute book of the Company made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Company.

                  (e) The Disclosure Statement contains a list of the officers, directors and shareholders of the Company and copies of the articles of incorporation and by-laws currently in effect of the Company.

                  (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by all of the shareholders of the Company, violate any provision of the certificate/articles of incorporation or bylaws of the Company, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

                  (g) The authorized capital stock of the Company is an unlimited number of shares of common stock, $.001 par value, and an unlimited number of shares of preferred stock, $.001 par value, of which an aggregate of 32,857,967 shares of common stock will be issued and outstanding at the time of closing. The Company will have 5,584,993 outstanding warrants and/or options to purchase shares of common or preferred stock at the closing date, which options and/or warrants upon closing will be exerciseable to purchase 5,584,993 shares of the Purchaser.

         3.03     FINANCIALS.

                  (a) Audited financial statements (hereafter "financial statements") of the Company for the years December 31, 2000 through December 31, 2002, as well as un-audited financial statements for the period ending September 30, 2003, will be delivered by the Company to the Purchaser no later than sixty days from the date hereof. Said financial statements will be true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Company as of its date and for the periods covered.



                  (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Company shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.

                  (c) The Company has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property. Any encumbrances will be included in the attached Disclosure Statement.

                  (d) All currently used property and assets of the Company, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

         3.04 CHANGES SINCE THE STATEMENT DATE. Since the financial statement date, except as disclosed in the Disclosure Statement, there will not have been any material negative change in the financial position or assets of the Company.

         3.05 LIABILITIES. To the best of the knowledge of management, there are no material liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of the Company which have arisen or relate to any transaction of the Company, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Company, and none of which have a material adverse effect on the business or financial condition of the Company, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Company, except as disclosed in the Disclosure Statement.

         3.06 TAXES. All federal, foreign, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

         3.07 ACCURACY OF ALL STATEMENTS MADE BY COMPANY. No representation or warranty by the Company and Shareholders in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of the Shareholders pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

         3.08 LIMITATION OF SUBSEQUENT CORPORATE ACTIONS. It is expressly understood and agreed that the Company, and its affiliates and shareholders, will take all steps necessary to insure that with respect to the operations of the Purchaser for a period of thirteen months following the Acquisition) ) (i) there shall be no reverse split, which is effected in a manner, which results in a percentage dilution to the shareholders of Griffin, and 2) the assets existing in the new subsidiary, or to be transferred in the new subsidiary, shall remain in place as part of the business operations.

                                   ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF PURCHASER AND GLOBAL

         Purchaser and Global represent and warrant as follows:

         4.01 Organization and Authority. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Purchaser is presently qualified to do business in the State of Nevada.

                  (a) The outstanding shares of the Purchaser are legally and validly issued, fully paid and non-assessable.

                  (b) The Purchaser does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

                  (c) The minute book of the Purchaser made available to the Company and Shareholders contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Purchaser.

                  (d) The Disclosure Statement contains a list of the officers, directors and shareholders of the Purchaser and copies of the articles of incorporation and by-laws currently in effect of the Purchaser.

                  (e) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not violate any provision of the certificate/articles of incorporation or bylaws of the Purchaser, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Purchaser is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

                  (f) The authorized capital stock of the Purchaser is Fifty Million (50,000,000) shares of common stock, $.001 par value, and Five Million (5,000,000) shares of preferred stock, of which 43,203,115, common shares of such stock will be issued and outstanding at the time of closing, out of which 38,442,960 shares will be cancelled simultaneously. There are no preferred shares outstanding at the time of the acquisition. There are no outstanding options, warrants or other securities that may convert into or be exerciseable for shares of common stock of Purchaser. Any existing options and warrants have been cancelled or have expired without being exercised.

                  (g) Purchaser represents and warrants that at the time of closing it will have no assets or liabilities other than that which are reflected in its 10-Q for the quarter ended September 30, 2003. All of such liabilities shall have been converted to common stock resulting in no outstanding liabilities at the time of closing.

                  (h) Purchaser represents that at the time of closing it will have taken all necessary steps to comply with all applicable state and federal securities laws and regulations and that, to the knowledge of the Purchaser, at the time of closing, there is no litigation, arbitration, governmental or other proceeding (formal or informal), claim or investigation pending or threatened, with respect to the Purchasers compliance with any and all applicable securities laws and regulations. Purchaser represents that all of the Purchaser's existing securities were issued in accordance with all applicable federal and state securities' laws.

         The validity and performance of this Agreement is not subject to any permit, approval or consent of any entity, contractual or regulatory, except for the approval of the Purchaser's Board of Directors and any required shareholder approval as required by Maryland law.

         4.02 PERFORMANCE OF THIS AGREEMENT. The execution and performance of this Agreement and the issuance of stock contemplated hereby has been authorized by the board of directors of Purchaser.

         4.03     FINANCIALS.

                  (a) True copies of the audited financial statements of the Purchaser as of December 31, 2001 and 2002 are available to the Company on the SEC EDGAR filing system. These statements have been examined and certified by certified public accountants. Un-audited Interim financial statements through September 30, 2003 have also been filed with the SEC. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Purchaser for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis. Such financials statements and the textual portion thereof do not contain any untrue statement of a material nature or omit to state any material fact.

                  (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Purchaser shown on financial statement, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

                  (c) The Purchaser has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the aforementioned balance sheet, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.

         4.04 CHANGES SINCE DATE OF FINANCIAL STATEMENTS. Since the date of the financial statements, except as disclosed in writing, there has not been any material change in the financial position or assets of the Purchaser.

         4.05 ACCURACY OF ALL STATEMENTS MADE BY PURCHASER. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Company or the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

         4.06 LEGALITY OF SHARES TO BE ISSUED. The Griffin Shares to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and non-assessable. The Griffin Shares will be issued pursuant to a valid exemption from registration under the Securities Act of 1933, as amended.

         4.07 COMPLIANCE WITH APPLICABLE LAWS. The business of Purchaser has not been, and is not being, conducted in violation of any applicable law, except for possible violations which individually or in the aggregate have not had and are not reasonably likely to have a material adverse effect. No investigation or review by any governmental entity with respect to Purchaser is pending or, to the Knowledge of Purchaser, threatened, nor has any governmental entity indicated an intention to conduct the same, except for investigations or reviews which individually or in the aggregate would not have, nor be reasonably likely to have, a material adverse effect.

         4.08 NO UNDISCLOSED LIABILITIES. There are no liabilities or debts of Purchaser of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt.

         4.09 TAX RETURNS AND PAYMENT. Purchaser has duly and timely filed all material tax returns required to be filed by it and has duly and timely paid all taxes shown thereon to be due, except as reflected in its public filings and except for taxes being contested in good faith. Except as disclosed in its public filings, there is no material claim for taxes that results in a lien against the property of Purchaser other than liens for taxes not yet due and payable, none of which taxes is material. Purchaser has not received notification of any audit of any tax return of Purchaser being conducted or pending by a tax authority where an adverse determination could have a material adverse effect, no extension or waiver of the statute of limitations on the assessment of any taxes has been granted by Purchaser which is currently in effect, and Purchaser is not a party to any agreement, contract or arrangement with any tax authority or otherwise, which may result in the payment of any material amount in excess of the amount reflected in its public filings.

                                    ARTICLE V
                     COVENANTS OF SHAREHOLDERS AND PURCHASER

         5.01 ACCESS TO INFORMATION. Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Company, and the Company shall furnish or cause to be furnished to Purchaser and its authorized representative all information with respect to its affairs and business of the Company as Purchaser may reasonably request.

         5.02 ACTIONS PRIOR TO CLOSING. From and after the date of this Agreement and until the closing date, the Company shall not materially alter its business.

         5.03 DUE DILIGENCE. The Shareholders and the Company and their respective representatives shall have full access during normal business hours to all operations, properties, books, records, contracts, and documents of the Purchaser and the Purchaser shall furnish or cause to be furnished to the Shareholders and the Company and their respective representatives all information with respect to its affairs and business of the Purchaser, and to the transaction contemplated hereunder, and cause the employees and staff of the Purchaser to respond to any inquiries with respect thereto, as the Shareholders and the Company may reasonably request.

                                   ARTICLE VI
           CONDITIONS PRECEDENT TO GLOBAL AND PURCHASER'S OBLIGATIONS

         Each and every obligation of Purchaser to be performed on the closing date shall be subject to the satisfaction of the Purchaser of the following conditions:

         6.01 TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company and Shareholders in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

         6.02 COMPLIANCE WITH COVENANTS. Shareholders shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the closing date, including the delivery of the closing documents specified hereafter.

         6.03 ABSENCE OF SUIT. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholders, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

         6.04 RECEIPT OF APPROVALS, ETC. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

         6.05 NO MATERIAL ADVERSE CHANGE. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business or the earning power thereof on the same basis as in the past.

         6.06 ACCURACY OF FINANCIAL STATEMENT. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Purchaser herewith.

         6.07 PROCEEDINGS AND INSTRUMENTS SATISFACTORY; CERTIFICATES. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may request shall have been delivered to Purchaser. The Company and the Shareholders shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article 6.

                                   ARTICLE VII
                      CONDITIONS PRECEDENT TO OBLIGATIONS
                         OF THE COMPANY AND SHAREHOLDERS

         Each and every obligation of the Company and shareholders to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

         7.01 TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in this Agreement shall be true at and as of the closing date as though such representations and warranties were made at and as of the transfer date.

         7.02 PURCHASER'S COMPLIANCE WITH COVENANTS. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing date.

         7.03 ABSENCE OF SUIT. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

         7.04 RECEIPT OF APPROVALS, ETC. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

         7.05 NO MATERIAL ADVERSE CHANGE. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

         7.06 ACCURACY OF FINANCIAL STATEMENTS. The Company and the Shareholders shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Company herewith. The Purchaser shall provide an unaudited balance sheet as of September 30, 2003, which certifies that the Company has no outstanding liabilities (other than these being converted to equity as set forth in the Debt Purchase Agreement dated concurrently with the date of this Agreement).

         7.07 NAME CHANGE. Purchaser shall have amended its corporate name to "Perfisans Holding Corporation."

         7.08 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Company may request shall have been delivered to the Company. The Purchaser shall have delivered certificates in such detail as the Shareholders may request as to compliance with the conditions set forth in this Article 7.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         The Shareholders and the Company shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Company and the Shareholders herein. Purchaser and Global shall indemnify and hold the Shareholders harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Purchaser and Global herein. This indemnification shall expire 90 days from the closing.

                                   ARTICLE IX
                             SECURITY ACT PROVISIONS

         9.01 RESTRICTIONS ON DISPOSITION OF SHARES. Shareholders covenant and warrant that the shares received are acquired for their own accounts and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which, in the opinion of counsel, acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates of common stock of the Purchaser at the time of distribution of such shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

         9.02 NOTICE OF LIMITATION UPON DISPOSITION. Each Shareholder is aware that the shares distributed pursuant to this Agreement will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, the shareholder will probably have to retain such shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Purchaser is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales.

         9.03 LIMITED OR NO PUBLIC MARKET FOR COMMON SHARES. Each Shareholder acknowledges that the common shares being issued pursuant to this agreement currently have a limited or no public market in which the shares may be liquidated and there is no assurance that such pubic market will develop or grow.

                                    ARTICLE X
                                     CLOSING

         10.01 TIME. The closing of this transaction ("closing") shall be effective on such date set by the parties, but in no event after December 3, 2003, unless agreed to by both parties. Such date is referred to in this agreement as the "closing date."

         10.02 DOCUMENTS TO BE DELIVERED BY SHAREHOLDERS OF PERFISANS. At the closing, Shareholders of Perfisan shall deliver to Purchaser the following documents:

                  (a) Certificates or assignments for all shares of stock of the Company in the manner and form required by sub-section 1.01 hereof.

                  (b) A certificate signed by the President of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that Shareholders have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

                  (c) A copy of the by-laws of the Company certified by its secretary and a copy of the certificate of incorporation of the Company.

                  (d) Certificates or letters from Shareholders evidencing the taking of the shares in accordance with the provisions of this Agreement and their understanding of the restrictions thereunder.

                  (e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.

                  (f) A copy of the duly adopted resolutions of the board of directors of the Company authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

         10.03 DOCUMENTS TO BE DELIVERED BY PURCHASER. At the closing, Purchaser shall deliver to Shareholders the following documents:

                  (a) Certificates for the number of shares of common stock of Purchaser as determined in Article 1 hereof.

                  (b) A certified copy of the duly adopted resolutions of the board of directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

                  (c) A certificate signed by the President of the Purchaser that the representations and warranties made by the Purchaser in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that the Purchaser has performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

                  (d) Documents for the appointment of new management and the resignation of current management.

                  (e) A certificate from the Maryland Secretary of State certifying that the Purchaser is in good standing in the State of Maryland.

                  (f) An opinion of counsel in the form previously agreed to opining that all of the necessary steps to approve the transaction have been taken and that the shares are being issued pursuant to a valid exemption to the registration requirements of the 1933 Act.

                  (g) A certificate of the Transfer Agent listing all of the Purchasers' shareholders as of the date of closing.

                                   ARTICLE XI
                           TERMINATION AND ABANDONMENT

         This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the closing date, or on a post closing basis as provided previously herein:

                  (a)      By mutual consent of Purchaser and the Shareholders;

                  (b)      By Purchaser if any of the conditions provided for in
Article 6 of this Agreement have not been met and have not been waived in writing by Purchaser.

                  (c) By the Company if any of the conditions provided for in Article 7 of this Agreement have not been met and have not been waived in writing by the Company.

         In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.01. NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

                  (a) If to the Company or the Shareholders, to To-Hon Lam at 7828 Kennedy Road, Suite 201, Markham, Ontario L3R 5P1or to such other person and place as the Company shall furnish to Purchaser in writing, with a copy to Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP., 101 East 52nd Street, New York, New York 10022 Attention: Stephen Weiss, Esq.; or

                  (b) If to Purchaser or Global, to c/o Nathan W. Drage, Attorney At Law, at 4766 Holladay Blvd., Holladay, Utah 84117, or to such other person and place as Purchaser shall furnish to Company in writing.

         12.02. ANNOUNCEMENTS. Announcements concerning the transactions provided for in this Agreement by either the Company or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

         12.03 DEFAULT. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Nevada, United States of America.

         12.04 ASSIGNMENT. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

         12.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

         12.06 HOLIDAYS. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Nevada, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

         12.07 COMPUTATION OF TIME. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

         12.08 GOVERNING LAW AND VENUE. This Agreement shall be governed by and interpreted pursuant to the laws of the Sate of Nevada. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of Nevada and in no other place.

         12.09 PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

         12.10 NO OTHER AGREEMENTS. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

         12.11 RIGHTS ARE CUMULATIVE. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Nevada.

         12.12 WAIVER. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

         12.13 SURVIVAL OF COVENANTS, ETC. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

         12.14 FURTHER ACTION. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

         12.15 AMENDMENT. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

         12.16 HEADINGS. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         12.17 COUNTERPARTS. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all Shareholders have become signatories hereto.

         IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement as of the day and year first above written.

PURCHASER:                              GRIFFIN INDUSTRIES, INC.

                                        By
                                            ---------------------------------
                                            Scott Hosking, President & CEO

COMPANY:                                PERFISANS NETWORKS CORPORATION

                                        By
                                            ---------------------------------
                                            To-Hon Lam, President & CEO

SHAREHOLDERS:
                                            ---------------------------------
                                                     To-Hon Lam

                                            ---------------------------------
                                                      Bok Wong

                                        GLOBAL FUNDING GROUP, INC.

                                        By:
                                            ---------------------------------


                                   SCHEDULE A

             SHAREHOLDER                              NUMBER OF SHARES

Albert Chang, Elaine Chiu and Ka Bun Sit                     83,334
Wong, Bok                                                   500,000
EE Solutions, Inc.                                          312,500
Wang, Eileen                                                 83,334
General Resources Co.                                     2,000,000
Huang, Jui-Jung                                             100,000
Cheng. Kwan, H.                                              50,000
Lodenquai, Richard                                          700,000
Liu, Shu-Jung                                                33,335
Lam, Tak, Oi Ida                                             50,000
Lam, To-Hon                                                 500,000
Heung, Yam, Kit Charley                                      50,000
L. Shih Family Limited Partnership                          400,000
Sharp Idea Securities Co, Ltd.                              446,667
HJG Partnership                                             416,667
So Lai Wah Anita                                             21,000
Richard Sze                                                  10,000
Sze Chi Man                                                  10,000
Kan wai Kin Stanley                                          20,000
Liao Bo Tian                                                 48,500
Dwayne Bennett                                               14,000
Yun Chiu Yu/Feng Ming Kuan                                   20,000
Derek So                                                     10,000

Anges So                                                     10,000
Wai Hung Sam Lam                                             10,000
Jimmy Lee                                                    10,000
Henry Chau                                                   15,000
Sunny L-M Chang                                              10,000
Betty Liu                                                   213,333
Shek Ho Wong                                                 21,333
Shingfat International Consulting Inc.                      800,000
Harbour Capital Management Group(1999) Inc.                 311,459
Wong, Bok                                                 7,000,000
Huang, Jui-Jung                                             300,000
Cheng, Kwan, H                                              150,000
Pei-Pei, Lee                                              6,000,000
Lodenquai, Richard                                          600,000
Lam, To-Hon                                               7,000,000
Yam Kit Charley Heung and Tak Oi Ida Lam                    300,000
Sharp Idea Securities Co, Ltd                             1,500,000
Harbour Capital Management Group(1999) Inc.               1,142,500
Albert Chang, Elaine Chiu and Ka Bun Sit                    250,000
Lin, Andrew                                                 250,000
Wang, Eileen                                                500,000
Liu, Kerpei, Kirby                                          100,000
Legend Rider Development Limited                            250,000
Liu, Shu-Jung                                               100,005
Chan, Wilson                                                 25,000
Herh, Ting                                                   10,000
Sit, Ka Bun                                                 100,000

         TOTAL NUMBER OF SHARES ISSUED                   32,857,967
                                                      =============



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